EXHIBIT 10

                             JOINT FILING AGREEMENT

         The undersigned agree that this Schedule 13D filing herewith relating to the shares of common stock of Sport Supply Group, Inc. is filed jointly on behalf of each of the undersigned pursuant to Rule 13d-1(k).

Dated:  June 14, 2000

                             EMERSON RADIO CORP.

                             By: /s/ Geoffrey P. Jurick
                             ______________________________
                             Name:   Geoffrey P. Jurick
                             Title:  Chairman of the Board, Chief Executive
                                     Officer and President

                             /s/ Geoffrey P. Jurick
                             _______________________
                             Geoffrey P. Jurick